EXHIBIT 10-p-2
      Schedule identifying agreements substantially identical to the form of Indemnity Agreement constituting Exhibit 10-p-1 hereto entered into by Conexant Systems, Inc. and each of the following persons
   Name
Donald R. Beall
Steven J. Bilodeau
Dipanjan Deb
Dwight W. Decker
F. Craig Farrill
Armando Geday
Balakrishnan S. Iyer
John W. Marren
D. Scott Mercer
Jerre L. Stead
Giuseppe Zocco
J. Scott Blouin
Jasmina T. Boulanger
Lewis C. Brewster
Dennis E. O’Reilly
Kerry K. Petry
F. Matthew Rhodes
Michael J. Rispoli

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